UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

DWS INTERNATIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

o   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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o   Fee paid previously with preliminary materials.

o   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

Questions & Answers
Q&A

Q. Why am I receiving this proxy statement?

A.  Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the DWS International Value Opportunities Fund (the “Fund”), believes that the Fund can benefit from the international value management expertise of Dreman Value Management, L.L.C. (“DVM”).  DIMA proposes to replace Deutsche Asset Management International GmbH (“DeAMi”), the Fund’s current sub-advisor (and an affiliate of DIMA), with DVM, an independently owned investment management firm.  In order to permit the Fund to benefit from the international value management style and expertise of DVM, DIMA recommended, and the Fund’s Board of Directors (the “Board”) approved, a sub-advisory agreement between DIMA and with DVM with respect to the Fund (the “New Sub-Advisory Agreement”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the New Sub-Advisory Agreement requires shareholder approval. If shareholders of the Fund approve the New Sub-Advisory Agreement, DVM will replace DeAMi as the Fund’s sub-advisor.

Q.  What issues am I being asked to vote on?

A.  You are being asked to vote on two proposals:

▪	Approval of the New Sub-Advisory Agreement between DIMA and DVM with respect to your Fund; and
▪	Approval of a sub-advisor approval policy.

Each of the proposals is described in more detail below.

After carefully reviewing the proposals, your Fund’s Board has determined that these actions are in the best interests of your Fund. Your Fund’s Board unanimously recommends that you vote FOR each of the proposals.

PROPOSAL TO APPROVE NEW SUB-ADVISORY AGREEMENT

Q. If the New Sub-Advisory Agreement is approved by shareholders, will the investment advisor to the Fund remain the same?

A. Yes. DIMA will remain as investment advisor to the Fund and in that capacity will oversee the management of your Fund’s assets by DVM.  However, if the New Sub-Advisory Agreement is approved by shareholders of the Fund, DVM will replace DeAMi with respect to the day-to-day management of the Fund’s portfolio.

Q.  Will the New Sub-Advisory Agreement increase the management fee rate paid by the Fund?

A. No, the fees paid to DVM for its sub-advisory services to your Fund will be paid by DIMA, not by the Fund.  The management fee rates paid by the Fund to DIMA will not change as of a result of the New Sub-Advisory Agreement.

[DWS INVESTMENTS LOGO]
Deutsche Bank Group

Q.  Who is incurring the costs of this proxy solicitation?

A. DIMA has agreed to pay for the costs of the proxy solicitation.

Q.  Why did my Fund’s Board recommend this Proposal?

A.  Your Fund’s Board believes that the New Sub-Advisory Agreement will permit your Fund to benefit from the international value management expertise offered by DVM without any increase in the Fund’s management fee rate.

PROPOSAL TO APPROVE A SUB-ADVISOR APPROVAL POLICY

Q. Why am I being asked to vote on this proposal?

A. Your Fund’s Board recommends that the Fund adopt a policy on appointing and replacing sub-advisors and amending sub-advisory agreements. Currently, consistent with applicable law, shareholders must approve any sub-advisory contract with respect to the Fund. The policy, if adopted, would permit DIMA, subject to the approval of your Fund’s Board, including a majority of the Independent Board Members, to (i) appoint and replace sub-advisors and (ii) materially amend existing sub-advisory agreements, each without shareholder approval (the “Sub-Advisor Approval Policy”). The policy would apply to both sub-advisors who are affiliated with DIMA as well as those who are not affiliated with DIMA.  Without an order exempting the Fund from Section 15(a) and other provisions of the 1940 Act or a rule promulgated by the Securities and Exchange Commission (the “SEC”), the Fund would be unable to implement the Sub-Advisor Approval Policy. The Fund and DIMA have applied to the SEC for such an exemptive order and have already obtained relief from the SEC permitting them to appoint one or more non-affiliated sub-advisors, replace non-affiliated and/or affiliated sub-advisors with one or more non-affiliated sub-advisors and materially amend sub-advisory agreements with non-affiliated sub-advisors, each subject to a number of conditions, including shareholder approval of a Sub-Advisor Approval Policy.

Q. Why did my Fund’s Board recommend this proposal?

A. Your Fund’s Board recommends this proposal in order to provide DIMA with greater flexibility in selecting, supervising and evaluating sub-advisors without incurring additional expense and potential delays associated with seeking shareholder approval, while remaining subject to Board oversight and supervision.

GENERAL

Q. How can I vote?

A. You can vote in any one of four ways:

(1) Via the Internet, by going to the website listed on your proxy card;
(2) By telephone, with a toll-free call to the number listed on your proxy card;
(3) By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
(4) In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. Whom should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at
1-866-704-4430.

DWS International Value Opportunities Fund

A Message from the Fund’s President

April__, 2010

Dear Shareholder,

I am writing to you to ask for your vote on two important matters that affect your investment in the DWS International Value Opportunities Fund (the “Fund”).  While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

Proposal 1: Approval of New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and Dreman Value Management, L.L.C. (“DVM”) with respect to the Fund; and

Proposal 2:  Approval of a Sub-Advisor Approval Policy for affiliated and unaffiliated sub-advisors.

In order to allow the Fund to employ the international value management expertise of DVM, DIMA, the Fund’s investment advisor, recently recommended to the Fund’s Board of Directors (the “Board”) that DVM replace Deutsche Asset Management International GmbH (“DeAMi”) as the Fund’s sub-advisor.  In order to effectuate this change, DIMA recommended, and the Board approved a sub-advisory agreement between DIMA and DVM (the “New Sub-Advisory Agreement”).  Pursuant to the requirements of the Investment Company Act of 1940, as amended, the New Sub-Advisory Agreement requires shareholder approval. The Board recommends that shareholders approve the New Sub-Advisory Agreement.  If shareholders of the Fund approve the New Sub-Advisory Agreement, DVM will replace DeAMi as the Fund’s sub-advisor effective on or about June 18, 2010.

In addition, your Fund’s Board recommends that the Fund adopt a sub-advisor approval policy that would permit DIMA, subject to the approval of the Board, to appoint and replace sub-advisors and to amend sub-advisory agreements with respect to your Fund without incurring the additional expense and delay of obtaining shareholder approval for such changes.  The policy would apply to both sub-advisors who are affiliated with DIMA as well as those who are not affiliated with DIMA.  The Fund and DIMA have already obtained an exemptive order from the Securities and Exchange Commission to permit them, without the added costs of a shareholder vote, to appoint one or more non-affiliated sub-advisors, replace non-affiliated and/or affiliated sub-advisors with one or more non-affiliated sub-advisors and amend sub-advisory agreements with non-affiliated sub-advisors, each subject to a number of conditions, including shareholder approval of a sub-advisor approval policy.

The enclosed proxy statement provides greater detail about the proposals, why they are being made and how they would affect your Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.  Your vote is important to us.

We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-866-704-4430 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Michael G. Clark
President

DWS International Value Opportunities Fund

345 Park Avenue, New York, New York 10154

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To Be Held On June 10, 2010

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of DWS International Value Opportunities Fund:

A special meeting of the shareholders of the Fund will be held on June 10, 2010 at 2:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (each a “Proposal”):

PROPOSAL 1	Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. with respect to the Fund
PROPOSAL 2	Approval of a Sub-Advisor Approval Policy for Affiliated and Unaffiliated Sub-Advisors with respect to the Fund

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of the Fund at the close of business on April 6, 2010 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for the Fund is not obtained at the Meeting, the Meeting may be adjourned one or more times in accordance with the Fund’s Bylaws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy material first are being mailed to shareholders on or about April __, 2010.

This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Directors

Paul K. Freeman (Chair)
John W. Ballantine
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Richard J. Herring
William McClayton
Rebecca W. Rimel
William N. Searcy, Jr.
Jean Gleason Stromberg
Robert H. Wadsworth

April __, 2010

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us.  If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-704-4430), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                              Valid Signature

Corporate Accounts
(1) ABC Corp                                                        ABC Corp
John Doe, Treasurer
(2) ABC Corp.                                                       John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer                           John Doe
(4) ABC Corp. Profit Sharing Plan                                     John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership                                              Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership                             Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account                                          Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78                           Jane B. Doe

Custodial. GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.                  John B. Smith
(2) Estate of John B. Smith                                           John B. Smith, Jr., Executor

 PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS

April __, 2010

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2010:
The proxy statement is available at [URL].

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of the DWS International Fund, Inc. (the “Company”) for use at the Special Meeting of Shareholders of DWS International Value Opportunities Fund (the "Fund"), a series of the Company, to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 on June 10, 2010 at 2:00 p.m.(Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider two proposals (each a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about April __, 2010. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the description of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund or the Company.  In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund that is a series of the Company, although all actions are actually taken by the Company on behalf of the Fund.  The term “Board,” as used herein, refers to a board of directors of the Company. The term “Board Member,” as used herein, refers to a person who serves as a director of the Company.  The term “Independent Board Member” means a Board Member who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, is not a party to the New Sub-Advisory Agreement and is not an “interested person” of such a party.

The Meeting is being held to consider and to vote on the following Proposals, as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL 1	Approval of New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. with respect to the Fund
PROPOSAL 2	Approval of a Sub-Advisor Approval Policy for Affiliated and Unaffiliated Sub-advisors with respect to the Fund

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 (for all Classes), or by calling 1-800-621-1048 (Class A, Class C), 1-800-730-1313 (Institutional Class) or 1-800-728-3337 (Class S). Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL 1

APPROVAL OF NEW SUB-ADVISORY AGREEMENT BETWEEN DEUTSCHE INVESTMENT
MANAGEMENT AMERICAS INC. (“DIMA”) AND DREMAN VALUE MANAGEMENT, L.L.C. (“DVM”)

DIMA has proposed, and the Board approved, subject to shareholder approval, a proposed new Sub-Advisory Agreement between DIMA and DVM with respect to the Fund (the “New Sub-Advisory Agreement”). Pursuant to an Investment Management Agreement between DIMA and the Company dated June 1, 2006, effective with respect to the Fund as of July 3, 2006, DIMA acts as investment adviser to the Fund.  DIMA has currently delegated investment management responsibilities with respect to the Fund to Deutsche Asset Management International GmbH (“DeAMi”) pursuant to a Sub-Advisory Agreement dated July 3, 2006 (the “Current Sub-Advisory Agreement”).  If shareholders of the Fund approve the New Sub-Advisory Agreement, DVM will replace DeAMi with respect to the day-to-day management of the Fund’s portfolio and the Current Sub-Advisory Agreement will be terminated.  A comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is set forth below.

The description of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the Form of Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. Because it is anticipated that the Fund will be renamed DWS Dreman International Value Fund effective as of the effective date of the proposed New Sub-Advisory Agreement, the Form of New Sub-Advisory Agreement refers to the Fund by the proposed new name.

Information about the portfolio management team who will be responsible for the day-to-day management of the Fund following the appointment of DVM as the new sub-advisor is provided in Exhibit B.

If the New Sub-Advisory Agreement is approved by shareholders, it is expected that the Fund will pursue a new investment process, which is described in Exhibit C.  This is expected to result in the full turnover of the portfolio, the costs of which will be incurred by the Fund.  In connection with the transition to its new investment process, the Fund’s benchmark would change from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the Russell Global Ex-US Value Index.

Please see “Board Considerations of the New Sub-Advisory Agreement” below for a discussion of the factors considered by the Board in deciding to approve the New Sub-Advisory Agreement.

Investment Advisor.  Pursuant to an Investment Management Agreement, DIMA is the investment advisor for the Fund.  The Investment Management Agreement was last approved by the Board on September 11, 2009 and was approved by the Fund’s initial shareholder on July 3, 2006 before the Fund was offered to the public. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Alban Miranda	Director and Chief Operating Officer	Managing Director and Chief Operating Officer of DWS Investments Americas
John Nolan	Director, President and Chief Executive Officer	Managing Director and Global Chief Administrative Officer
Cynthia Nestle	Director	Managing Director and Chief Operating Officer of Quantitative Strategies
Christine Rosner	Director	Managing Director and Global Chief Operating Officer of DB Advisors
John Pak	Secretary and Chief Legal Officer	Managing Director and Global Head of Institutional and Insurance Legal
Jennifer Birmingham	Chief Financial Officer and Treasurer	Managing Director and Chief Financial Officer of DeAM Americas
Robert A. Kloby	Chief Compliance Officer	Managing Director of DeAM Compliance
Anjie LaRocca	Assistant Secretary	Assistant Vice President of Deutsche Bank's Legal Department

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement for the Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Investment Management Agreement may be terminated at any time upon 60     days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

As compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund’s average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780% on the next $500 million; 0.760% on the next $1 billion; and 0.740% thereafter.   For the fiscal year ended August 31, 2009, DIMA waived its entire management fee.

DIMA also serves as the Company’s administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA, computed daily and paid monthly, a fee of 0.10% of the average daily net assets of the Fund.  For the fiscal year ended August 31, 2009, DIMA waived its entire administrative services fee.

Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement. Currently, DeAMi serves as sub-advisor to the Fund under the Current Sub-Advisory Agreement.  The Current Sub-Advisory Agreement was last approved by the Board on September 11, 2009 and was approved by the Fund’s initial shareholder on July 3, 2006 before the Fund was offered to the public.  For the reasons described above, shareholders are being asked to approve a New Sub-Advisory Agreement between DIMA and DVM.  If shareholders approve the New Sub-Advisory Agreement, DVM will replace DeAMi with respect to the day-to-day management of the Fund’s portfolio and the Current Sub-Advisory Agreement would be terminated.

Below is a comparison of the terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement. The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially similar, except for the date of effectiveness and the fee rate payable by DIMA to DVM. If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it would continue in effect until terminated or not annually approved by the Board or by a vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund, and also, in either event, by a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval.

Sub-Advisory Services. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisor will manage all of the securities and other assets of the Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information.  Under each of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, DIMA is ultimately responsible for supervising and overseeing the sub-advisor’s performance of its duties with respect to the Fund.

Fee.  The sub-advisory fee payable under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is paid by DIMA out of the investment management fee it receives under the Investment Management Agreement, not directly from the Fund.  As a result, any sub-advisory fee payable under the New Sub-Advisory Agreement will have no effect on investment management fees paid by the Fund to DIMA.

Under the New Sub-Advisory Agreement, DIMA would pay DVM a sub-advisory fee monthly at an annual rate based on the Fund’s daily net assets in accordance with the following schedule:

•
50% of the investment management fee payable to DIMA pursuant to the Investment Management Agreement, as in effect from time to time, in respect of the Fund’s first $500 million in average daily net assets;

•
50% of the investment management fee payable to DIMA pursuant to the Investment Management Agreement, as in effect from time to time, in respect of the Fund’s next $500 million in average daily net assets;

•
45% of the investment management fee payable to DIMA pursuant to the Investment Management Agreement, as in effect from time to time, in respect of the Fund’s next $1 billion in average daily net assets; and

•
42.5% of the investment management fee payable to DIMA pursuant to the Investment Management Agreement, as in effect from time to time, in respect of the Fund’s average daily net assets over $2 billion.

The New Sub-Advisory Agreement also provides that if the Fund’s net assets are not at or above $2.5 billion by the end of the 30th month following the effective date of the New Sub-Advisory Agreement, then DIMA thereafter shall pay DVM a sub-advisory fee monthly at an annual rate of 50% of the investment management fee payable to DIMA at all asset levels.

Pursuant to the Current Sub-Advisory Agreement, DIMA currently pays DeAMi a sub-advisory fee monthly at an annual rate of 50% of the investment management fee paid to DIMA under the Investment Management Agreement, net any fee waivers.

Limitation on Liability. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the respective agreement.

Termination.  The Current Sub-Advisory Agreement and New Sub-Advisory Agreement may be may be terminated without penalty at any time (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund on 60 days’ written notice to DIMA and the sub-advisor, (b) by DIMA on 60 days’ written notice to the sub-advisor, or (c) by the sub-advisor upon 90 days’ written notice to DIMA and will automatically terminate in the event of its assignment by either party, as defined in the 1940 Act, or upon termination of the Investment Management Agreement with the Fund. In addition, DIMA may terminate the Current Sub-Advisory Agreement or New Sub-Advisory Agreement upon immediate notice if the sub-advisor becomes statutorily disqualified from performing its duties under the agreement or otherwise is legally prohibited from operating as an investment advisor.

Board Considerations of the New Sub-Advisory Agreement.

The Board, including the Independent Board Members, approved the New Sub-Advisory Agreement at a meeting held on March 10, 2010. As part of its review process, the Board considered all information it deemed reasonably necessary to evaluate DIMA’s recommendation to change sub-advisors and to approve the New Sub-Advisory Agreement. In connection with the approval of the New Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services.  The Board considered the nature, quality and extent of services to be provided under the New Sub-Advisory Agreement. The Board noted that the New Sub-Advisory Agreement was being recommended by DIMA as part of an effort to improve the Fund’s performance. The Board considered the background and qualifications of DVM’s personnel, noting that DVM has been a sub-advisor to three other DWS Funds overseen by the Board, since as far back as 2002.  The Board noted the background and experience of the portfolio management team at DVM that would take responsibility for the Fund, noting in particular the background and experience of E. Clifton Hoover in managing international value strategies at DVM and prior firms.  The Board also considered its familiarity with DVM based on DVM’s role as sub-advisor to other DWS Funds the Board oversees.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DVM is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee structure under the New Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund, noting that the overall investment management fee rates will not change. The Board noted that DVM did not provide an estimate of profitability in connection with the management of the Fund, but noted that DIMA compensates DVM from the fees DIMA receives from the Fund and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation between DIMA and DVM.

As part of its approval of the investment management agreement with DIMA in September 2009, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DIMA includes fee breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

The Board also noted that if the New Sub-Advisory Agreement is approved by shareholders, the related changes in portfolio management and the Fund’s investment process may create an opportunity to improve performance and increase distribution of the Fund, which could lead to additional economies of scale for shareholders.

Other Benefits to DVM. The Board also considered the character and amount of other incidental benefits that may be received by DVM and its affiliates. The Board considered the incidental public relations benefits to DIMA and DVM related to DWS Funds advertising and cross-selling opportunities among DIMA and DVM products and services. The Board concluded that the sub-advisory fee was reasonable in light of these fallout benefits.

Other. The Board also considered that DIMA agreed to bear all of the costs associated with the proxy solicitation.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Board Members) determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis and individual Board Members may have evaluated or weighed different factors differently than other Board Members.

Information about DVM.  DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by DIMA since July 1997.  As of December 31, 2009, DVM managed approximately $4.7 on behalf of its clients, which primarily include institutional accounts and DIMA-sponsored investment companies.  In the international category, DVM manages approximately $1.7 million, primarily for institutional accounts, as of December 31, 2009.

DVM, located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311, is controlled by David N. Dreman.  As of December 31, 2009, Mr. Dreman owns 51.0% of DVM's shares of beneficial interest but has 100% of the voting control.  Various other shareholders (including DVM employees) own 1.5% of DVM's shares of beneficial interest, and the remaining 47.5% equity interest in DVM is held by the Dreman Family 1988 Trust.

The name and principal occupation of the principal executive officers and each of the directors of DVM is shown below.  The address of David Dreman is 777 South Flagler Drive, Suite 800-Tower West, West Palm Beach, Florida 33401. The address of E. Clifton Hoover, James F. Hutchinson, David Greenberg, Mark Roach and Emily Mead is Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.  The individuals who will be primarily responsible for the day-to-day management of the Fund are E. Clifton Hoover, David N. Dreman, and Wesley Wright.  Information about the portfolio management team who will be responsible for the day-to-day management of the Fund following the appointment of DVM as the new sub-advisor is provided in Exhibit B.

Name	Position	Principal Occupation
E. Clifton Hoover, Jr., CFA	Co-Chief Investment Officer & Portfolio Manager	Portfolio Management
David N. Dreman	Chairman & Chief Investment Officer	Portfolio Management
Mark Roach	Managing Director & Portfolio Manager	Portfolio Management
James F. Hutchinson	President	Portfolio Management
David Greenberg	Director, Trading	Trading
Emily Mead	Director, Managed Accounts	Managed Accounts

No directors or officers of the Fund are employees, officers, directors or shareholders of DVM.
DVM also serves as sub-adviser to other funds that may have investment objectives similar to those of the Fund.  Exhibit F sets forth certain information regarding those funds.

Required Vote

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of the Fund believes that the approval of the New Sub-Advisory Agreement between DIMA and DVM is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New Sub-Advisory Agreement.

PROPOSAL 2

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY

The Board of the Fund has approved a policy that would permit DIMA, subject to the approval of the Board and a majority of the Independent Board Members, to (i) appoint and replace sub-advisors and (ii) materially amend sub-advisory agreements, each without shareholder approval (the “Sub-Advisor Approval Policy”). The Board recommends that shareholders approve the Sub-Advisor Approval Policy.  Unless otherwise specified, the term “sub-advisor” as used in this Proposal includes both sub-advisors who are affiliated with DIMA (“affiliated sub-advisors”) and sub-advisors who are not affiliated with DIMA (“non-affiliated sub-advisors”).

Current Sub-Advisor Approval Process

In accordance with Section 15(a) of the 1940 Act, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract (including material amendments to existing contract(s)) between DIMA and another investment advisor pursuant to which the other investment advisor provides investment management services to the Fund.

Statutory Authority and Proposed Sub-Advisor Approval Policy

Under Section 15(a) of the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to an investment company except pursuant to a written contract that has been approved by the shareholders of the investment company. In addition, the SEC has interpreted Section 15(a) to also apply to material amendments to investment advisory contracts.  As a result, without an order exempting the Fund from Section 15(a) and other provisions of the 1940 Act or a rule promulgated by the SEC, the Fund would be unable to implement the Sub-Advisor Approval Policy. The Fund and DIMA have applied to the SEC for an exemptive order that would permit the Fund and DIMA to implement the Sub-Advisor Approval Policy.  As of the date of the Proxy Statement, the SEC has granted the Fund and DIMA exemptive relief to implement the Sub-Advisor Approval Policy only with respect to non-affiliated sub-advisors.  Exemptive relief permitting the implementation of the Sub-Advisor Approval Policy with respect to affiliated sub-advisors would be more expansive relief than previously granted to any other mutual fund complex.  Accordingly, there can be no assurance that the Fund’s request for exemptive relief with respect to affiliated sub-advisors will be granted. In the event that the SEC adopts a rule which provides substantially similar relief to the relief obtained and/or sought by DIMA and the Fund, the exemptive order would expire as of the effective date of any such rule.

Under the exemptive relief obtained by the Fund and DIMA as of the date of the Proxy Statement, if shareholders approve the Sub-Advisor Approval Policy and the Board decides to implement the Sub-Advisor Approval Policy for the Fund, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more non-affiliated sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more non-affiliated sub-advisors; and (iii) materially amend any existing sub-advisory agreements with non-affiliated sub-advisors.  The exemptive relief currently granted by the SEC is subject to various conditions, including shareholder approval of the Sub-Advisor Approval Policy and that within 90 days of hiring of a new non-affiliated sub-advisor, the Fund will provide shareholders with an information statement containing information about the new non-affiliated sub-advisor.

If the SEC subsequently grants the additional exemptive relief requested by the Fund and DIMA with respect to affiliated sub-advisors, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more  sub-advisors to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more sub-advisor(s) (including replacing a non-affiliated sub-advisor with an affiliated sub-advisor); and (iii) materially amend any existing sub-advisory agreements.  As noted above, there is no guarantee that the SEC will grant such additional exemptive relief with respect to affiliated sub-advisors.  Further, if the SEC does grant the additional exemptive relief, the Fund and DIMA would be subject to any new conditions imposed by the SEC.

If the Sub-Advisor Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to any existing sub-advisory contracts. Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of the Fund to give DIMA greater flexibility to select, supervise and evaluate sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval and to utilize DIMA’s global investment organization and global investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisors can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the proposed Sub-Advisor Approval Policy, the Board would be able to act more quickly and with less expense to appoint a sub-advisor when the Board and DIMA believe that the appointment would benefit the Fund. The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review by the Board, in light of DIMA’s significant experience and expertise in this area. The Board will continue to evaluate and approve all new sub-advisory contracts, as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisor.

Required Vote

Approval of the Sub-Advisor Approval Policy with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board of the Fund believes that approval of the proposed Sub-Advisor Approval Policy is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Sub-Advisor Approval Policy.

ADDITIONAL INFORMATION

Proxy Costs.  DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund, which are estimated to be approximately $_______ for the Fund.

Voting Power. For the Company and for the Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. A quorum for the transaction of business at the Meeting requires the presence in person or by proxy of one-third of the shares of the Fund issued and outstanding and entitled to vote at the Meeting, except as otherwise provided by the 1940 Act. Proxies are being solicited from your Fund’s shareholders by your Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of each Proposal. Approval of each Proposal requires the affirmative vote of the holders of a “majority of the outstanding securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If shareholders of the Fund do not approve either or both of the Proposals, the Board will take action, if any, that it deems to be in the best interest of the Fund.

Record Date and Method of Tabulation.  Shareholders of record at the close of business on April 6, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Fund that were issued and outstanding as of April 6, 2010 were [NUMBER OF SHARES]. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by individual Fund.  The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “Broker non-votes” will have the effect of a negative vote on the Proposals. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit G to this Proxy Statement sets forth information as of April 6, 2010 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $________.

However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare Fund Services, Inc. representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare Fund Services, Inc. representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare Fund Services, Inc., then the Computershare Fund Services, Inc. representative has the responsibility to explain the process, to read the Proposals listed on the Proxy Card and to ask for the shareholder’s instructions on each Proposal. Although the Computershare Fund Services, Inc. representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare Fund Services, Inc. will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram that confirms his or her vote and that asks the shareholder to call 1-866-704-4430 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare Fund Services, Inc. toll-free at 1-866-704-4430. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare Fund Services, Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Except as noted above, the Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare Fund Services, Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02109, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment. Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.  The meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned meeting date.

Principal Underwriter. The principal underwriter for the Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at the following address: One Beacon Street, Boston, Massachusetts 02109.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Company shall be called by the Board Members or such other person or persons as specified in the By-laws of the Company upon the written request of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE
PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, INC. AT 1-866-704-4430.  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

Form of New Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ___day of____________, 2010, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and Dreman Value Management, L.L.C. (the “Sub-Adviser”).
WHEREAS, DWS International Fund, Inc., a Maryland corporation (the “Corporation”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated June 1, 2006 (the “Advisory Agreement”) with the Corporation, pursuant to which the Adviser will act as investment adviser to DWS Dreman International Value Fund (the “Fund”), which is a series of the Corporation, and will provide certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Corporation’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Corporation’s registration statement and the Fund’s Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution.  In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).  Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.  In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Corporation’s principal underwriter, or any affiliated person of either the Corporation, the Adviser, the Sub-Adviser or any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Corporation’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Adviser and the Board of Directors.  The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”).  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or it affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Corporation as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected.  The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Directors, as the case may be, is so obtained.

(c)The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Corporation.  The Sub-Adviser shall provide to the Adviser or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Corporation with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Corporation’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).  The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Corporation, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.  From time to time as the Board of Directors of the Corporation or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Corporation’s officers and to each of its Directors, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Corporation or the Adviser may reasonably request.  In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus.

(e)The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.  The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser.

(f)In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(g)The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)The Adviser, subject to concurrence and delegation by the Corporation’s Board of Directors, may determine from time to time whether it or the Sub-Adviser will be responsible for voting proxies received with respect to securities held by the Fund.

2.Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Corporation’s constituent documents, the Prospectus, the instructions and directions of the Board of Directors of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.Delivery of Documents.

(a)The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)The Corporation’s Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles of Incorporation”);

(ii)By-Laws of the Corporation; and

(iii)Prospectus of the Fund.

(b)The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)The Sub-Adviser’s most recent audited financial statements;

(ii)An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)The Sub-Adviser’s Form ADV; and

(iv)The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.Certain Representations and Warranties of the Sub-Adviser.

(a)The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement.  The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act.

(d)The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Corporation or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Corporation; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity).  The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of  Federal Securities Laws as defined in Rule  38a-1 under the 1940 Act and that are otherwise  in compliance with Rule 206(4)-7 under the Advisers Act.  Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto.

5.Compliance.

(a)The Sub-Adviser agrees that it shall promptly notify the Adviser and the Corporation: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)The Adviser agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Corporation; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund.

(d)The Corporation and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients.  The Sub-Adviser agrees to promptly cooperate with the Corporation and the Adviser and their representatives in connection with requests for such records or other documents.

6.Compensation to the Sub-Adviser.

(a)For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement.  The fee will be calculated based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Directors for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.Expenses.  The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses of the Fund to be borne by the Fund or the Corporation) in connection with the performance of its services under this Agreement.  The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance; and pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations.  All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Corporation.

8.
Standard of Care and Liability of Sub-Adviser.  The Sub-Adviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of:  (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9,Disclosure Regarding the Sub-Adviser.

(a)
The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Corporation’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)
The Sub-Adviser agrees to notify the Adviser and the Corporation promptly of: (i) any statement about the Sub-Adviser contained in the Corporation’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers.

10.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.Duration and Termination.

(a)
This Agreement shall become effective with respect to the Fund on the first business day following the date it is approved in the manner required by the 1940 Act or such other date as shall be established by the Corporation’s Board of Directors and shall remain in full force until terminated or not annually approved as hereinafter provided.  Notwithstanding the foregoing, this Agreement shall continue in force from year to year only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act, with the first annual renewal to be coincident with the next renewal of the Advisory Agreement.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser.  The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)
As used in this Section 11, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(g)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Corporation’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and
(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.Use of Names.

(a)
The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Corporation, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, or DWS Dreman International Value Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b)
The Adviser acknowledges that “Dreman” is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the “Dreman” name is a property right of the Sub-Adviser, and the “Dreman” name as used in the name of the Fund is understood to be used by the Corporation upon the conditions hereinafter set forth; provided that the Corporation may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Fund pursuant to the terms of this Agreement.

(c)
The Adviser acknowledges that the Corporation and its agents may use the “Dreman” name in the name of the Fund for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Corporation and its agents in the “Dreman” name are limited to their use as a component of the Fund’s name and in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund.  In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Fund, then the Corporation at its own or the Adviser’s expense, upon the Sub-Adviser’s written request:  (i) shall cease to use the Sub-Adviser’s name as part of the name of the Fund or for any other commercial purpose (other than referring to the Fund’s former name in the Corporation’s Registration Statement, proxy materials and other Corporation documents to the extent required by law, referring to the Fund’s performance record for the period for which the Sub-Adviser subadvised the Adviser in respect of the Fund and, for a reasonable period using the name in informing others of the name change); and (ii) shall use its best efforts to cause the Corporation’s officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Corporation may have to such name.  The Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and the Sub-Adviser agrees to allow the Corporation and its agents a reasonable time to effectuate the foregoing.

(d)	The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser’s name upon the foregoing terms and conditions.

14.Indemnifications.

(a)
The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Corporation against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Corporation may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this Section 14(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Corporation, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Corporation’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Corporation of its duties.  The foregoing indemnification shall be in addition to any rights that the Adviser or the Corporation may have at common law or otherwise.  The Sub-Adviser’s agreements in this Section 14(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Corporation, be controlled by the Adviser or the Corporation, or be under common control with the Adviser or the Corporation and their affiliates, directors, officers, employees and agents.  The Sub-Adviser’s agreement in this Section 14(a) shall also extend to any of the Corporation’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(b)
The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Corporation’s shares, or any wrongful action by the Corporation other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 14(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties.  The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise.  The Adviser’s agreements in this Section 14(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, directors, officers, employees and agents.  The Adviser’s agreements in this Section 14(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

(c)
Promptly after receipt by a party indemnified under Section 14(a) or 14(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party.  In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof.  Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

15.
Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

16.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. A. Thomas Smith, Esq.
Managing Director
Global Head Asset Management Legal
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

and with a copy (which shall not constitute notice) to:

Mr. Douglas Beck
Managing Director
Head of Product Management
Deutsche Investment Management Americas Inc.
Floor 27
345 Park Avenue
New York, NY 10154

To the Sub-Adviser at:

_______________
____________________
Dreman Value Management L.L.C.
c/o Contrarian Services Corp.
Ten Exchange Place
Suite 2150
Jersey City, NJ 07302

18.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Articles of Incorporation is on file with the Secretary of the state of Maryland, and notice is hereby given that the obligations of this instrument are not binding upon any of the Directors, officers or shareholders of the Fund or the Corporation.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT                DREMAN VALUE MANAGEMENT, L.L.C.
   MANAGEMENT AMERICAS INC.

By: ______________________________________ By: _________________________________

Name: ____________________________________  Name: ______________________________

Title: _____________________________________    Title:  _______________________________

DEUTSCHE INVESTMENT
   MANAGEMENT AMERICAS INC.

By:  ______________________________________

Name:  ____________________________________

Title:  _____________________________________

Appendix A
to the
Sub-Advisory Agreement
between
Deutsche Investment Management Americas Inc.
and
Dreman Value Management, L.L.C.

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation under this Agreement at an annual rate as follows:

50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s first $500 million of average daily net assets;
50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s next $500 million of average daily net assets;
45% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s next $1 billion of average daily net assets; and
42.5% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s average daily net assets over $2 billion.

Provided, however, that, if the Fund’s net assets are not at or above $2.5 billion by the end of the 30th month following the effective date of this Agreement, then the Adviser thereafter shall pay the Sub-Adviser compensation at an annual rate as follows:

50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s first $500 million of average daily net assets;
50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s next $500 million of average daily net assets;
50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s next $1 billion of average daily net assets; and
50% of the Investment Management Fee payable to the Adviser pursuant to the Advisory Agreement, as in effect from time to time, in respect of the Fund’s  average daily net assets  over $2 billion.

EXHIBIT B

Portfolio Management Team

E. Clifton Hoover, Co-Chief Investment Office and Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the Fund.
•	Joined DVM in 2006
•	Prior to joining DVM, Managing Director and a Portfolio Manager at NFJ Investment Group since 1997
•	Over 25 years of investment industry experience
•	BBA, Texas Tech University
•	MS, Texas Tech University

David N. Dreman, Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund.
•	Began investment career in 1957.
•	Founder, DVM

Wesley Wright, Portfolio Manager of the Fund.
•	Joined DVM in 2008
•	Responsible for current portfolio holdings for the firm’s International Value and All Cap Value products.
•	Prior to joining DVM, worked as an Equity Analyst at Hillcrest Asset Management,
•	BS Texas A&M University, MBA SMU Cox School of Business

EXHIBIT C

Investment Process

Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of non-US companies. The fund typically achieves its equity exposure to non-US equity securities through investing in American Depository Receipts (ADR’s), but not limited to investments in ADRs.  The fund may invest up to 50% of its assets in emerging market securities.  The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed-income securities, and US stocks and other equities.

Other Investments and Investment Techniques

Derivatives.  The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains.  The fund may use derivatives as a substitute for direct investments in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

Management process. Portfolio management employs a value strategy and looks for companies it believes are undervalued. These are typically companies that portfolio management believes have been historically sound but are temporarily out of favor

Portfolio management uses a variety of quantitative screens to compare a company’s stock price to earnings, book value, cash flow, and dividend yield, and analyze individual companies to identify those that portfolio management believes are financially sound and appear to have strong potential for long-term growth. The company valuations are compared on an absolute basis as well as within their respective industries.

To further narrow the universe, portfolio management analyzes factors such as price momentum, earnings estimate revisions and fundamental changes. After narrowing the universe though a combination of qualitative and fundamental research, portfolio management evaluates and selects the 45 to 60 stocks typically held by the fund.

EXHIBIT D

Fund Officers

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(3) (1965) President, 2006-present

Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke(3) (1967) Executive Vice President since 2010
Managing Director(2), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004–2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001–2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999–2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998–1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997–1998)

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director(2), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management
Caroline Pearson(4) (1962) Assistant Secretary, 1997-present	Managing Director(2), Deutsche Asset Management
Rita Rubin(5) (1970) Assistant Secretary, 2009-present
Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark (4) (1967) Assistant Treasurer,2007-present	Director(2), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)
Diane Kenneally(4) (1966) Assistant Treasurer,2007-present	Director(2), Deutsche Asset Management
John Caruso(6) (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director(2), Deutsche Asset Management
Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management
J. Christopher Jackson(5)(1951) Chief Legal Officer, 2006-present
Director(2), Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2) Executive title, not a board directorship.
(3) Address: 345 Park Avenue, New York, New York 10154.
(4) Address: One Beacon Street, Boston, Massachusetts 02108.
(5) Address: 280 Park Avenue, New York, New York 10017.
(6) Address: 60 Wall Street, New York, New York 10005.

EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

[No portfolio trading commissions] were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Name	Services	Fee Paid
DWS Investments Distributors, Inc	Distributor
DWS Investments Service Company	Transfer Agent

EXHIBIT F

Information About Other Funds Sub-Advised by Dreman Value Management, L.L.C.

Fund Name	Net Assets as of ___, 2010	Current Sub-Advisory Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Dreman Small Cap Value Fund		First $500 million 0.375% Thereafter 0.340%	No.	Long term capital appreciation
DWS Dreman Mid Cap Value Fund		First $500 million 0.375% Thereafter 0.340%	No.	Long term capital appreciation
DWS Dreman Small-Mid Cap VIP		0.375%	No.	Long term capital appreciation

EXHIBIT G

5% SHAREHOLDERS
(as of April 6, 2010)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Shares

[DWS INVESTMENTS LOGO]

                                                           DWS INTERNATIONAL VALUE OPPORUNITIES FUND             PROXY CARD
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                                                  345 Park Avenue, 27th Floor, New York, New York 10154
2:00 p.m., Eastern time, on June 10, 2010

The undersigned hereby appoint(s) Caroline Pearson, Rita Rubin and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of DWS International Value Opportunities Fund (the “Fund”) that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting.  This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.  The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares of the Fund subject hereto.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of each Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.  Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

Note:  Joint owners should EACH sign.  Please sign EXACTLY as your name(s) appears on this proxy card.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

_____________________________________________________
Signature(s)  (Title(s), if applicable)

_____________________________________________________
Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2010:
The proxy statement is available at [URL].

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED] VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	[GRAPHIC OMITTED] VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	[GRAPHIC OMITTED] VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	[GRAPHIC OMITTED] VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on June 10, 2010

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND.  THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example:  ■

VOTE ON PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. with respect to the Fund.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	Approval of a Sub-Advisor Approval Policy for Affiliated and Unaffiliated Sub-Advisors with respect to the Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.